                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 1999
                                                           --------------


                              MS ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                     13-3379803
-------------------------------          ---------------------------------------
(State of other jurisdiction               (IRS Employer Identification Number)
     of incorporation)


                                  333-11801-01
                         ------------------------------
                            (Commission File Number)

   1, rue Thomas Edison, Quartier des Chenes
     78056 St. Quentin en Yvelines, France
----------------------------------------------------     ----------------
    (Address of principal executive offices)                (Zip Code)




     Registrant's telephone number, including area code: (33-1) 39.41.20.00
                                                         -------------------



                             Total Number of Pages 5
                         Exhibit Index Appear on Page 4


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ITEM 5.  OTHER EVENTS.

                  The Press Release issued by MS Acquisition Corp. on May 10, 1999 and attached hereto as Exhibit 99.1 is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1 Press Release dated May 10, 1999 issued by MS Acquisition Corp.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MS ACQUISITION CORP.


Dated: May 10, 1999                         By:  /s/ Harold A. Brown
                                                 -------------------------------
                                                 Harold A. Brown
                                                 Secretary and
                                                 Vice President, North America




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                                INDEX TO EXHIBITS


                                                                                    Sequentially
Exhibit                                                                               Numbered
Number                                                                                  Page
------                                                                                  ----
  99.1            Press Release dated May 10, 1999, issued by MS Acquisition Corp.       5






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